SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                          Date of Report: August 1, 2001





                      BRITTON & KOONTZ CAPITAL CORPORATION
               (Exact name of issuer as specified in its charter)




                                                                64-0665423
      Mississippi                  0-22606                     (IRS Employer
(State of Incorporation)    Commission File Number          Identification No.)





                   500 Main Street, Natchez, Mississippi 39120
                    (Address of principal executive offices)





                            Telephone: (601)445-5576









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                      BRITTON & KOONTZ CAPITAL CORPORATION
                                 AND SUBSIDIARY


                                      INDEX









Item 5.  Other Events.

                  The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  20       Other Documents or Statements to Security Holders.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                       BRITTON & KOONTZ CAPITAL CORPORATION




August 1, 2001                         /s/ W. Page Ogden
                                       _____________________________________
                                       W. Page Ogden
                                       President and Chief Executive Officer

                                                   Exhibits Index






Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


                   Press Release Dated July 25, 2001

Britton & Koontz Capital Corporation


500 Main Street                 601-445-5576
P O Box 1407                    601-445-2488  Fax
Natchez, MS  39121              http://www.bkbank.com,    corporate@bkbank.com


FOR IMMEDIATE RELEASE:          FOR MORE INFORMATION:
---------------------           ---------------------
July 25, 2001                   W. Page Ogden, President & CEO
(Nasdaq - BKBK)                 Bazile R. Lanneau, Jr., Vice President & CFO


          BRITTON & KOONTZ CAPITAL REPORTS SECOND QUARTER 2001 EARNINGS

     Natchez, Mississippi--Britton & Koontz Capital Corporation reported a 41% increase in net income for the second quarter of 2001 to $981 thousand compared with $696 thousand for the second quarter of 2000. Quarterly earnings per share totaled $.47 per share compared with $.33 per share in 2000. Net income and earnings per share for the six months ended June 30, 2001, were $1.6 million and $.76 per share compared with $1.4 million and $.67 per share for the same period in 2000. The Company's performance for the three and six months ended June 30, 2001, resulted in a return on average assets and equity of 1.44% and 14.37% and 1.19% and 11.93%, respectively.

     Net interest income increased $175 thousand and $335 thousand for the three and six months ended June 30, 2001, compared to the same periods in 2000. Improvement in net interest income, reflecting the expansion of the bank's lending presence in Baton Rouge, Louisiana, was the primary contributor to the increase in net income. Net interest margin increased from 4.48% to 4.59% for the six months ended June 30, 2001 compared to the same period a year ago. Non-interest income and expenses remained relatively stable. Net income also reflected a tax-effected gain of $79 thousand on the sale of investment securities.

     Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz First National Bank which operates four full service offices in Natchez, one in Vicksburg and three in Baton Rouge, Louisiana. As of June 30, 2001, the Company reported assets of $271 million and equity of $27.2 million. The Company's stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding at June 30, 2001, were 2,109,055.


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


                                             Britton and Koontz Capital Corporation
                                                      Financial Highlights
                                    (Unaudited-Amounts in thousands, except per share data)


                                                              For the Three Months                    For the Six Months
                                                                 Ended June 30,                         Ended June 30,
                                                      -------------------------------------   -----------------------------------

                                                            2001                2000                2001              2000
                                                      ------------------  -----------------   -----------------  ----------------

Interest income                                                 $ 5,395            $ 5,312            $ 10,804          $ 10,234
Interest expense                                                 (2,386)            (2,478)             (4,968)           (4,733)
                                                      ------------------  -----------------   -----------------  ----------------
Net interest income                                               3,009              2,834               5,836             5,501
Provision for loan losses                                          (120)               (93)               (285)             (166)
                                                      ------------------  -----------------   -----------------  ----------------
Net interest income after
 provision for loan losses                                        2,889              2,741               5,551             5,335
Non-interest income                                                 605                486               1,084             1,038
Non-interest expense                                             (2,092)            (2,195)             (4,311)           (4,293)
                                                      ------------------  -----------------   -----------------  ----------------
Income before income taxes                                        1,402              1,032               2,324             2,080
Income taxes                                                       (421)              (335)               (715)             (692)
                                                      ------------------  -----------------   -----------------  ----------------
Net income                                                        $ 981              $ 697             $ 1,609           $ 1,388
                                                      ==================  =================   =================  ================

Return on Average Assets                                          1.44%              1.03%               1.19%             1.06%
Return on Average Equity                                         14.37%             11.32%              11.93%            11.39%

Diluted:
Net income per share                                             $ 0.46             $ 0.33              $ 0.76            $ 0.67
                                                      ==================  =================   =================  ================
Weighted average shares outstanding                           2,110,935          2,081,453           2,111,190         2,083,854
                                                      ==================  =================   =================  ================



                                                          June 30,          December 31,          Percent
                                                            2001                2000               Change
                                                      ------------------  -----------------   -----------------


Total assets                                                  $ 271,208          $ 270,119               0.40%
Cash and due from banks                                           8,730              7,959               9.69%
Investment securities                                            66,409             63,719               4.22%
Net loans                                                       182,589            184,977              -1.29%
Deposits-interest bearing                                       176,589            177,742              -0.65%
Deposits-non interest bearing                                    34,587             33,580               3.00%
Short term borrowed funds                                         7,105             30,015             -76.33%
Long-term debt                                                   23,000                  -             100.00%
Stockholders' equity                                             27,227             25,524               6.67%
Book value (per share)                                          $ 12.91            $ 12.15               6.29%
Total shares outstanding                                      2,109,055          2,101,534               0.36%


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